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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM 8-K


                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report:  August 14, 1998


                               USCS International, Inc.
                             ----------------------------
                (Exact name of registrant as specified in its charter)

         Delaware                    0-28268               94-1727009
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      (State or other              (Commission          (IRS Employer
      jurisdiction of              File Number)        Identification No.)
      incorporation)


           2969 Prospect Park Drive, Rancho Cordova, California  95670-6148
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                (Address of principal executive offices)   (Zip Code)


          Registrant's telephone number, including area code: (916) 636-4500

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Item 5.   OTHER EVENTS

          On August 14, 1998, the Registrant issued the following press release:


                                   For more information, contact:

                                   USCS International, Inc.
                                   Linda Cutler
                                   Vice President, Investor Relations
                                   (916) 636-5861
                                   Email: lcutler@uscs.com


                                   Morgen-Walke Associates, Inc.
                                   Jim Byers, Carolyn Bass, Doug Sherk
                                   (415) 296-7383
                                   Sandra Badurina, Karen Amlong
                                   (212) 850-5600
FOR IMMEDIATE RELEASE              Reference CC-98-69


                     USCS INTERNATIONAL ANNOUNCES UTILITY BILLING
                                 SOFTWARE ACQUISITION
             CABLEDATA SUBSIDIARY ACQUIRES CUSTIMA INTERNATIONAL, PLC,
                   MARKING ENTRY INTO ENERGY AND UTILITY MARKETS

     RANCHO CORDOVA, Calif., August 13, 1998--USCS International Inc. (Nasdaq:
USCS) today announced that its CableData Inc. subsidiary has acquired Custima International, plc, a leading billing and customer care provider to the energy and utilities industries worldwide. The acquisition marks a major milestone for USCS's entry into energy and utilities markets via the CUSTIMA-Registered Trademark- software, which supports electric, gas, water and waste utilities.


     Located in the United Kingdom, Custima has installations in 15 countries and bills a combined base of more than six million households. Custima recently entered the U.S. market with contracts to provide service for the Chester Water Authority in Pennsylvania and the City of Tulsa, Oklahoma. With this acquisition, USCS intends to aggressively pursue additional outsourcing opportunities triggered by the deregulation of the US utility marketplace.

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     "This acquisition is significant for USCS.  It will enable us to accelerate our market diversification by immediately addressing the North American utility market while continuing to grow our international presence," stated Jim Castle, chairman and chief executive officer, USCS International. "Custima adds a proven, highly functional and flexible software system that supports multiple services throughout the global energy and utility industries and adds unmatched experience in those markets to USCS International."

     The purchase price of the all-cash acquisition is approximately $15 million. Custima's revenues for 1997 were approximately $8 million. Subject to the completion of the appraisal of Custima, USCS expects to take a one-time charge to earnings for acquisition-related and research and development costs in the quarter ending September 30, 1998.

     The CUSTIMA software is an open system product that runs in all standard versions of UNIX on at least six hardware platforms, as well as Windows NT-Registered Trademark-. Functionality of the application includes customer marketing, meter management, complex billing, credit management and customer contact processing.

     USCS is a leading global provider of customer management software and statement processing to the communications and other service industries, which serve more than 75 million end-users world-wide. In the United States, the Company currently provides its services to clients serving more than 50 percent of all cable television subscribers, 40 percent of all cellular users and 11 percent of wire-line telephony customers and to a variety of other service providers. USCS International's clients include cable television, wireless and wire-line telephony, direct broadcast satellite, electricity, water, gas, waste management, utility and multiple services in more than 20 countries. More information on USCS can be found at www.uscs.com.

    This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties and should be considered in conjunction with the cautionary statements contained in the registration statement filed by USCS on Form S-1 and declared effective by the Securities and Exchange Commission on June 20, 1996, and its report on Form 10-Q for the quarter ended June 30, 1998.

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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  August 14, 1998


                                   USCS International, Inc.
                                   (Registrant)


                                   By:  /s/ Douglas L. Shurtleff
                                        ------------------------
                                        Douglas L. Shurtleff
                                        Senior Vice President,
                                        Chief Financial Officer

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